ATLAS PIPELINE PARTNERS, L.P.

1000 COMMERCE DRIVE,

SUITE 400

PITTSBURGH, PA 15275

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  ATLAS PIPELINE PARTNERS, L.P.

The Managing Board of the General Partner of Atlas Pipeline Partners, L.P. recommends that you vote FOR Each of the following proposals:
		FOR	AGAINST	ABSTAIN

1.	Proposal 1 – Proposal to approve and adopt the Agreement and Plan of Merger (the “APL merger agreement”), dated as of October 13, 2014, by and among Targa Resources Corp., Targa Resources Partners LP, Targa Resources GP LLC, Trident MLP Merger Sub LLC, Atlas Energy, L.P., Atlas Pipeline Partners, L.P. and Atlas Pipeline Partners GP, LLC, and to approve the merger contemplated by the APL merger agreement.	☐	☐	☐

2.	Proposal 2 – Proposal to approve, on an advisory (non-binding) basis, the compensation payments that will or may be paid by Atlas Pipeline Partners, L.P. to its named executive officers in connection with the merger.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ATLAS PIPELINE PARTNERS, L.P.

SPECIAL MEETING OF UNITHOLDERS

MARK, SIGN, DATE AND RETURN YOUR PROXY TODAY,

UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK,

SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY

INTERNET OR TELEPHONE, MUST BE RECEIVED NO LATER THAN 11:59 P.M.

EASTERN TIME ON FEBRUARY 19, 2015 TO BE INCLUDED IN THE VOTING RESULTS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION,

MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE.

ATLAS PIPELINE PARTNERS, L.P.

Special Meeting of Unitholders

February 20, 2015, 10:00 A.M.

This proxy is solicited on behalf of the Managing Board of Atlas Pipeline

Partners GP, LLC, as the General Partner of Atlas Pipeline Partners, L.P.

The undersigned hereby appoints Edward E. Cohen and Eugene N. Dubay, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the common units of Atlas Pipeline Partners, L.P. held or record by the undersigned at the Special Meeting of Unitholders to be held at 10:00 AM Eastern Time on February 20, 2015, at the Sofitel Philadelphia, 120 South 17th Street, Philadelphia, Pennsylvania 19103, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED ACCORDING TO THE RECOMMENDATIONS OF THE MANAGING BOARD OF THE GENERAL PARTNER INDICATED ON THE REVERSE SIDE, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS FOR ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side